Exhibit 99.4

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Jack L. Wyszomierski, Executive Vice President and Chief Financial Officer of Schering-Plough Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
  information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Schering-Plough Corporation.

This certificate is being furnished solely for purposes of Section 906 and is not being filed as part of the Periodic Report.

Dated: August 13, 2002

/s/Jack L. Wyszomierski
Executive Vice President and
Chief Financial Officer